UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  July 30, 2003


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

               Delaware                  313345                     68-0490580
    (State or other jurisdiction of    (Commission                (IRS Employer
    incorporation or organization)     File Number)          Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)



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ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1  Pacific Energy Partners, L.P. press release dated July 30, 2003.

ITEM  9 AND 12.    REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF
                   OPERATIONS AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is a copy of a press release, dated July 30, 2003, announcing Pacific Energy Partners, L.P. financial results for the second quarter of 2003.

         In accordance with General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         A calculation of distributable cash flow for each of the three and six months ended June 30, 2003 is presented in the press release included as an exhibit to this Form 8-K. Distributable cash flow is a non-generally accepted accounting principle financial measure. The amounts included in the calculation of this financial measure are computed in accordance with generally accepted accounting principles ("GAAP"), with the exception of maintenance capital expenditures. Maintenance or sustaining capital expenditures are defined as only those capital expenditures that do not increase the capacity of an asset or generate additional revenues or cash flow from operations. The press release includes a reconciliation of distributable cash flow to net income, which is the nearest comparable GAAP financial measure.



         We believe that investors benefit from having access to the same financial measures being utilized by management. Distributable cash flow is a significant metric used by our management to compare cash flows generated by the partnership to the cash distributions we make to our partners. Using this metric, management can quickly compute the coverage ratio of these cash flows to cash distributions. This is an important financial measure for our limited partners (including public unitholders) since it is an indicator of our success in providing a cash return on their investment. Specifically, this financial measure tells investors whether or not the partnership is generating cash flows at a level that can sustain or support an increase in our quarterly cash distributions paid to partners. Lastly, distributable cash flow is the quantitative standard used throughout the investment community with respect to publicly-traded partnerships.



         Several adjustments to net income are required to calculate distributable cash flow. These adjustments include: (1) the addition of non-cash depreciation and amortization expense; (2) the addition of non-cash amortization of debt issue costs, which are included in interest expense; (3) the addition of non-cash employee compensation under the long-term incentive plan, which is included in operating costs and general and administrative expense and (4) the subtraction of maintenance capital expenditures.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pacific Energy Partners, L.P.


Dated: July 30, 2003      by:  /s/ Gerald A. Tywoniuk
                               ---------------------------
                          Senior Vice President, Chief
                         Financial Officer and Treasurer
                            Pacific Energy GP, Inc.,
                               General Partner of
                          Pacific Energy Partners, L.P.








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                                 EXHIBIT INDEX

  Exhibit 99.1      --    Pacific Energy Partners, L.P. Press Release dated
                          July 30, 2003